Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement             1,898,750.00
              Class B Note Interest Requirement               170,069.44
              Class C Note Interest Requirement               242,879.03
                     Total                                  2,311,698.48

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                  2.53167
              Class B Note Interest Requirement                  2.72111
              Class C Note Interest Requirement                  3.02250

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                 750,000,000
              Class B Note Principal Balance                  62,500,000
              Class C Note Principal Balance                  80,357,000

(iv)  Amount on deposit in Owner Trust Spread Account       8,928,570.00

(v)   Required Owner Trust Spread Account Amount            8,928,570.00


                                    By:
                                                    -------------------
                                    Name:           Patricia M. Garvey
                                    Title:          Vice President